SANTA BARBARA GROUP OF MUTUAL FUNDS, INC.
                             THE BENDER GROWTH FUND

                          SUPPLEMENT DATED JUNE 8, 2001
                                       TO
                         PROSPECTUS DATED AUGUST 1, 2000

Effective September 1, 2000, American Data Services, Inc. assumed the responsibilities of Administrator, Fund Accountant and Transfer Agent of the Fund. Accordingly all references to Declaration Service Company on pages 11, 13, 14, 15 and back cover should now read:

                     The Bender Growth Fund
                     c/o American Data Services, Inc.
                     150 Motor Parkway
                     Hauppauge, NY 11788

The Wire Transfer Instructions on page 12 have been amended as follows:

To make an initial purchase of shares by wire transfer, you need to take the following steps:

1. Fill out and mail or fax (631-951-0573) the Account Application to the Transfer Agent;
2.   Call 1-800-723-8637 to inform us that a wire is being sent;
3.   Obtain an account number from the Transfer Agent; and
4.   Ask your bank to wire funds to the account of:

                     Federal Reserve Bank of Kansas City, ABA#: 101000695 For account number 9870984822
                     For the Bender Growth Fund Class ___ (enter class) FBO A/C (enter fund account number)

At the Fund's Board of Directors meeting on August 18, 2000, Capital Research Brokerage Services, LLC was approved to serve as the Fund's Distributor and Principal Underwriter. Accordingly, the references to Declaration Distributors, Inc. on pages 9 and 15 should read:

                     Capital Research Brokerage Services, LLC
                     107 South Fair Oaks Avenue, #315
                     Pasadena, CA  91105

THE FOLLOWING SUB-SECTIONS OF THE FUND'S PROSPECTUS DESCRIBING "CLASS A SHARES", ON PAGE 9 OF THE PROSPECTUS AND APPEARING UNDER THE HEADING, "HOW TO BUY AND SELL SHARES", IS AMENDED AS FOLLOWS:

CLASS A SHARES.
Class A shares are offered at their public offering price, which is net asset value per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your purchases of Class A shares of the Fund:


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


                             SALES CHARGE AS A %     SALES CHARGE AS A % OF
 AMOUNT INVESTED              OF OFFERING PRICE        NET AMOUNT INVESTED          DEALER REALLOWANCE
 ---------------             -------------------     --------------------------     ------------------
      Under $25,000                 5.75%                       6.10%                     5.00%
   25,000 to 49,999                 5.25%                       5.54%                     4.50%
   50,000 to 99,999                 4.75%                       4.99%                     4.00%
 100,000 to 249,999                 3.75%                       3.83%                     3.00%
 250,000 to 499,999                 2.50%                       2.56%                     2.00%
 500,000 to 999,999                 2.00%                       2.04%                     1.60%
1,000,000 and above                 1.00%                       1.02%                     0.75%

If you are a participant in a qualified employee retirement benefit plan with at least 100 eligible employees, you may purchase Class A shares without any sales charge. However, if you redeem your shares within one year of purchase, you will be charged a fee of 1.00% of the redemption proceeds.

You may be eligible for elimination of the initial sales charge if you purchase shares through a financial services firm (such as a broker-dealer, investment adviser or financial institution) that has a special arrangement with us. The Fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed NAV. Please see the Sub-Section entitled "PURCHASES THROUGH FINANCIAL SERVICE ORGANIZATIONS" on page 12 of the Prospectus for additional information relating to purchases made through these types of entities.

Capital Research Brokerage Services, LLC, 107 South Fair Oaks Drive, Suite 315, Pasadena, CA 91105 ("CRBS"), the Fund's principal underwriter, will pay the appropriate dealer concession to those selected dealers who have entered into an agreement with CRBS to sell shares of the Funds. The dealer's concession may be changed from time to time. CRBS may from time to time offer incentive compensation to dealers who sell shares of the Funds subject to sales charges, allowing such dealers to retain an additional portion of the sales load. A dealer who receives 90% or more of the sales load may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

The following Privacy Statement should be inserted after "Financial Highlights" on page 19:

PRIVACY STATEMENT

At THE SANTA BARBARA GROUP OF MUTUAL FUNDS, INC. we recognize and respect the privacy of each of our investors and their expectations for confidentiality. The protection of investor information is of fundamental importance in our operation and we take seriously our responsibility to protect personal information.

We collect, retain and use information that assists us in providing the best service possible. This information comes from the following sources:

     -- Account applications and other required forms, -- Written, oral, electronic or telephonic communications and -- Transaction history from your account.

We only disclose personal nonpublic information to third parties as necessary and as permitted by law.

We restrict access to personal nonpublic information to employees, affiliates and service providers involved in servicing your account. We require that these entities limit the use of the information provided to the purposes for which it was disclosed and as permitted by law. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of our investors.

ALL OTHER SECTIONS OF THE PROSPECTUS NOT AMENDED BY THIS SUPPLEMENT REMAIN IN FULL FORCE AND EFFECT.

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